Inventories	12 Months Ended
Dec. 31, 2015
Disclosure Components Of Inventories [Abstract]
Inventories
Inventories
Inventories are held at the lower of cost or market, determined under the first-in, first-out method. Inventory has been recorded at cost as of December 31, 2015 and 2014. Work in process is calculated based upon a buildup in the stage of completion using estimated labor inputs for each stage in production. The Company periodically reviews inventories for net realizable value based on quantities on hand and expectations of future use.
Inventories related to continuing operations consist of the following (in thousands):

	As of
	December 31, 2015	December 31, 2014
Raw materials	$632	$853
Work-in-process	1,960	254
Finished goods, net	9,432	10,343
Total inventories	$12,024	$11,450

Refer to footnote 18 for inventories related to discontinued operations, which are fully comprised of finished goods.